                                                                   Exhibit 10.23

                                     STORAGE EQUITIES, INC.
                                     1990 STOCK OPTION PLAN

           The Storage Equities, Inc. 1990 Stock Option Plan was adopted by the Board of Directors on July 18, 1990 and amended by the Board of Directors on August 14, 1991 and February 20, 1992. Effective August 31, 1992, the Board of Directors amended the 1990 Stock Option Plan to divide the 1990 Stock Option Plan into two sub-plans: the Non-Director Stock Option Sub-plan and the Outside Director Stock Option Sub-plan.

                            STORAGE EQUITIES, INC.
                            1990 STOCK OPTION PLAN
                    I.  NON-DIRECTOR STOCK OPTION SUB-PLAN


    Section 1.  THE NON-DIRECTOR SUB-PLAN
    -------------------------------------

           1.1 PURPOSE OF THE NON-DIRECTOR SUB-PLAN. This Non-Director Stock Option Sub-plan, a sub-plan of the 1990 Stock Option Plan (the "Non-Director Sub-plan"), is intended to permit the grant of stock options to officers and employees of and other key service providers to Storage Equities, Inc., a California corporation (the "Company") who are largely responsible for the management, growth and financial success of the Company. The Company's Board of Directors (the "Board") believes that recipients of stock options will have a more direct interest in the future success of the operations of the Company. The underlying objectives that the Non-Director Sub-plan seeks to accomplish are the advancement of the Company's interests in general, and an increase in the Company's earnings in particular, through the efforts of these individuals.

           1.2 THE OPTIONS. The options granted under this Non-Director Sub-plan (the "Options" or individually, the "Option") are options to purchase shares of the Company's common stock, $.10 par value (the "Common Stock").

           1.3 NONQUALIFIED OPTIONS. The Options granted under this Non-Director Sub-plan are non-qualified options that will not be treated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, upon exercise of an Option, each holder of an Option (a "Holder"), will recognize taxable income equal to the excess of the fair market value of the Common Stock received over the Option Price.

    Section 2.  CERTAIN DEFINITIONS
    -------------------------------

           The following terms have the following meanings as used in this Non-Director Sub-plan:

           "Adviser" means Public Storage Advisers, Inc., a California corporation, which acts as the adviser to the Company.

           "Board" means the Company's Board of Directors.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Committee" means the Audit Committee of the Company's Board of Directors.

           "Common Stock" means shares of the Company's common stock, $.10 par value.

           "Effective Date" means the date on which the Non-Director Sub-plan was adopted by the Board.

           "Exercise Date" means the date on which the Company receives a Holder's Notice of Exercise and payment in full of the Option Price.

           "Fair Market Value" means the closing price of a share of Common Stock as reported on the New York Stock Exchange (or other national securities exchange on which the Common Stock is listed) on the date of grant. If no closing price is reported, or if the Common Stock is not listed on a national securities exchange on the date of grant, then Fair Market Value shall mean the average of the high and low sale prices (or if no sale prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or, if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Committee taking into consideration those factors affecting or reflecting value that they deem appropriate.

           "Holder" means an eligible person to whom an Option is granted.

           "Notice of Exercise" means the written notice of a Holder's exercise of an Option, specifying the number of shares of Common Stock as to which the Option is so exercised.

           "Option" means an option to purchase Common Stock of the Company granted under the Non-Director Sub-plan.

           "Option Agreement" means a written agreement between the Company and a Holder offering an Option and setting forth the terms and conditions of the Option, in such form as the Committee may from time to time adopt.

           "Option Price" means the price to be paid upon exercise of an Option.

           "Outside Director" means a director of the Company who is not affiliated with the Adviser.

           "Outside Director Sub-plan" means the Company's Outside Director Stock Option Sub-plan, a sub-plan of the Company's 1990 Stock Option Plan, which was adopted by the Board effective August 31, 1992.

           "Prior Plan" means the Company's 1990 Stock Option Plan as then in effect for options granted prior to August 31, 1992.

           "Service Provider" means a consultant or adviser to the Company (including the Adviser), a manager of the Company's properties or affairs (including Public Storage Management, Inc.), a selling agent of the Company (including PSI Securities Corporation), any person or entity with a relationship to the Company similar to the foregoing, and employees of any of the foregoing.

           "Termination of Relationship" means (i) if a Holder is an employee of the Company, a cessation of the employer/employee relationship between the Company and the employee for any reason, including, but not limited to, a termination by resignation, discharge, death, disability or retirement, but excluding any such termination where there is a simultaneous reemployment of the same person by the Company; and (ii) if a Holder is a Service Provider to, but not an employee of, the Company, the earliest of (A) termination for any reason of any consulting or other agreement pursuant to which the Service Provider or his employer provides services to or on behalf of the Company, (B) one month after services have last been provided by the Service Provider or his employer to or on behalf of the Company under any service arrangement between the Service Provider or his employer and the Company, or
    (C) a cessation of the employer/employee relationship between the Service Provider employer and the Service Provider employee for any reason, including, but not limited to, a termination by resignation, discharge, death, disability or retirement, but excluding any such termination where there is a simultaneous reemployment of the same person by the Service Provider employer.

           "Total Disability" of a person means the person's physical or mental incapacity, through illness or other cause, to perform the majority of his or her duties for a period exceeding 90 days, based upon a certificate of incapacity by, in the discretion of the Committee, either the person's regularly attending physician or a duly-licensed physician selected by the Committee. In making the determination as to a person's total disability, the Committee shall consider the definition found in Section 422(c)(6) of the Code.

    Section 3.  ADMINISTRATION OF THE NON-DIRECTOR SUB-PLAN

           3.1 THE COMMITTEE. The Non-Director Sub-plan shall be administered by the Audit Committee of the Board (the "Committee"). The Committee shall be composed of not fewer than two persons who shall be appointed by and serve at the pleasure of the Board.

           3.2 GENERAL AUTHORITY OF THE COMMITTEE. The Committee is authorized to adopt those rules and regulations and to take those actions that it shall consider necessary or advisable for the proper administration of the Non-Director Sub-plan and to construe, interpret and administer the Non-Director Sub-plan and the Options. Decisions of the Committee shall be final and binding upon the Company, the Holders and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Non-Director Sub-plan, an Option or an Option Agreement.

           3.3 SPECIFIC AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Non-Director Sub-plan set forth elsewhere, the Committee shall have the authority, in its sole discretion, to:

              (a) Determine to which eligible persons Options shall be granted;

              (b) Determine the terms of Options granted under the Non-Director Sub-plan;

              (c) Determine the number of shares of Common Stock for which Options shall be granted and the times at which Options shall be granted;

              (d) Determine the Option Price of the shares of Common Stock subject to each Option;

              (e) Determine the time or times when each Option shall become exercisable and the duration of the exercise period; and

              (f) Interpret the Non-Director Sub-plan and prescribe, amend and rescind rules and regulations relating to it in accordance with Section 3.2.

           3.4 QUORUM. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or participating by the means described in the last sentence of this Section 3.4, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. The Committee shall keep minutes of its meetings. One or more members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment so long as each member participating in the meeting can hear each other.

    Section 4.  ELIGIBILITY FOR GRANTS
    ----------------------------------

           The following persons shall be eligible to be granted Options under this Non-Director Sub-plan: any person who is (i) an employee of the Company, whether the person is so employed on the Effective Date or becomes so employed after the Effective Date, unless the employee is also a Director, or (ii) a Service Provider to the Company, although not an employee. Directors shall not be eligible for and shall not be granted Options under this Non-Director Sub-plan.

    Section 5.  STOCK SUBJECT TO THE NON-DIRECTOR SUB-PLAN
    ------------------------------------------------------

           The Common Stock to be issued pursuant to the Non-Director Sub-plan shall be shares of authorized but unissued Common Stock of the Company or authorized and issued shares of Common Stock that have been reacquired by the Company. The Company shall not be required under any circumstances to issue fractional shares pursuant to the Non-Director Sub-plan. If an Option lapses or expires or if an Option is surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised, the shares of Common Stock that are no longer subject to the Option shall be available for future Options under the Non-Director Sub-plan. At all times during the life of any outstanding Options, the Company shall retain as authorized and unissued shares or treasury shares at least the number of shares of Common Stock from time to time included in the outstanding Options, or shall otherwise assure itself of its ability to perform its obligations under the Non-Director Sub-plan. The total number of shares of Common Stock that may be purchased pursuant to (a) Options granted under this Non-Director Sub-plan, and (b) options granted (not including options granted that lapse, expire, or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) to participants other than Outside Directors under the Prior Plan, shall not exceed 500,000 minus the sum of (x) the number of shares of Common Stock for which Options have been granted (not including Options granted that lapse, expire or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) under the Outside Director Sub-plan, and (y) the number of shares of Common Stock for which options have been granted (not including options granted that lapse, expire or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) to Outside Directors under the Prior Plan, except as that number of shares may be adjusted from time to time after the Effective Date in accordance with the provisions of Section 7 of this Non-Director Sub-plan.

    Section 6.  OPTIONS
    -------------------

           6.1 SELECTION OF HOLDERS. The Committee shall from time to time select from among persons eligible to be granted Options under Section 4 those persons to whom Options shall be granted.

           6.2 OPTION AGREEMENTS. Each Option granted under the Non-Director Sub-plan shall be evidenced by a separate, written agreement between the Company and the person to whom the Option is granted (the "Holder") in such form as the Committee may from time to time adopt (the "Option Agreement"). The Committee shall specify with respect to each Option the date of grant, and the Option Agreement shall be dated as of that date. If the Holder fails to accept the Option within one hundred twenty
    (120) days from the date of grant, the grant shall be deemed withdrawn and the Option shall be deemed terminated.

           6.3 TERMS AND CONDITIONS OF OPTIONS. All Options shall be subject to the following terms and conditions:

              (a) OPTION PRICE. The Option Price of a share of Common Stock covered by an Option shall be fixed by the Committee and shall be equal to 100% of the Fair Market Value (as defined) of a share of Common Stock on the date of grant. The Option Price shall not be less than $0.10 per share of Common Stock.

              (b) OPTION VESTING. Options shall vest in installments according to the following schedule.

                   Years from                     Number of
                   Date of Grant                Shares Vested
                   -------------                -------------

                Less than One Year                    0

                   One Year but              33-1/3% of the total
                Less than Two Years         number of shares vested

                   Two Years but             66-2/3% of the total
               Less than Three Years        number of shares vested

                Three Years or More            100% of the total
                                            number of shares vested

              (c) OPTION TERM. An Option may be exercised at any time during the five-year period beginning on the date the Option first became exercisable. An Option that has not been exercised shall expire on the fifth anniversary of the date it vested. Thus, one-third of the Options terminate six years from the date of grant, one-third of the Options terminate seven years from the date of grant and one-third of the Options terminate eight years from the date of grant. No Option shall be exercisable after the eighth anniversary of the date of grant.

              (d) EXERCISE OF OPTIONS. A Holder may exercise Options with respect to all or a portion of the shares of Common Stock covered by Options then subject to exercise, as follows:

                   (1) NOTICE OF EXERCISE. The Holder shall give written notice of his exercise of an Option(the "Notice of Exercise") to the Secretary of the Company, specifying the number of shares of Common Stock as to which the Option is so exercised and providing the Holder's correct mailing address. Exercises by a Holder's heir or the representative of a Holder's estate must be accompanied by evidence of the authority of the heir or representative to so act, in form reasonably satisfactory to the Company. Any partial exercise of Options shall be made only in multiples of one hundred (100) shares of Common Stock. Upon receipt by the Company of a Holder's Notice of Exercise, the Option Price shall become immediately due and shall be payable in full by cash or check payable to the Company's order. The date on which the Company receives the Notice of Exercise and payment in full of the Option Price shall be deemed the "Exercise Date."

                   (2) WRITTEN REPRESENTATIONS. If requested by the Committee, the Notice of Exercise or another writing signed by the Holder or his legal representative shall contain (i) a representation that the Common Stock is being purchased for investment purposes only, (ii) an agreement not to sell any Common Stock so purchased in any manner that is in violation of the Securities Act of 1933, as amended (the "Act"),
         (iii) any representations or agreements as may be necessary or desirable, in the Committee's sole discretion, to effect compliance with the Act and any other federal and state securities laws and regulations, and (iv) any other assurances as may be deemed advisable by the Committee.

              (3) ISSUANCE OF CERTIFICATE. Upon proper exercise of an Option and receipt of payment in full of the Option Price, a properly executed certificate or certificates representing the Common Stock shall be delivered to the Holder.

              (e) NONTRANSFERABILITY OF OPTIONS. No Option granted under the Non-Director Sub-plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Holder, an Option is exercisable only by the Holder or the Holder's guardian or legal representative. An Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.

              (f) NO SHAREHOLDER RIGHTS. A Holder shall have none of the rights of a shareholder with respect to any shares covered by an Option until the Holder has duly exercised the Option and paid the Option Price in full.

              (g) TERMINATION OF RELATIONSHIP.  Subject to subsections (1) and
    (2) below, upon a Holder's Termination of Relationship (as defined), all nonvested Options and all vested but unexercised Options held by the Holder shall expire at the close of business on the 30th day after the date of the Termination of Relationship.

              (1) DEATH OF HOLDER. All Options granted to a Holder that are not yet fully vested on the date of the Holder's death shall become fully vested on that date. Those Options, along with all other vested but unexercised Options held by the Holder, may then be exercised by the personal representative of the Holder's estate or by the person or persons to whom the Option is transferred pursuant to the Holder's will or in accordance with the laws of descent or distribution. The exercise of the Options must occur before the earlier of (i) the specified expiration date of the Options or (ii) the first anniversary of the Holder's death. Upon the occurrence of the earlier event, the Option shall terminate and cease to be exercisable.

              (2) DISABILITY. All Options granted to a Holder that are not yet fully vested on the date of the Holder's Total Disability (as defined) shall become fully vested on that date. Those Options, along with all other vested and unexercised Options held by the Holder, may then be exercised by the Holder or Holder's legal representative. The exercise of the Options must occur before the earlier of (i) the specified expiration date of the Options or (ii) the first anniversary of the date of the Holder's Total Disability. Upon the occurrence of the earlier event, the Options shall terminate and cease to be exercisable. Total Disability shall be determined by the Committee consistent with the definition found in Section 422(c)(6) of the Code. The Committee's decision as to whether a Holder has experienced Total Disability shall be final and binding.

         6.4 CANCELLATION AND NEW GRANT OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Holders, the cancellation of any or all outstanding Options under the Non-Director Sub-plan and to grant in substitution for those Options new Options under the Non-Director Sub-plan covering the same or different numbers of shares of Common Stock.

    Section 7.  ADJUSTMENTS
    -----------------------

         7.1 ADJUSTMENTS BY STOCK SPLIT, STOCK DIVIDEND, ETC. If any change is made to the Common Stock issuable under the Non-Director Sub-plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination or exchange of shares, or other similar change in the Company's capital structure), then, unless the change results in the termination of all outstanding Options, the Committee shall make appropriate adjustments to the number and/or class of shares that may be issued or granted or issued on exercise of Options, all to preserve, but not to increase, the benefits under the Options. In that case, the numbers, rights and privileges of the following shall be increased or decreased in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of the occurrence: (A) the shares of Common Stock with respect to which Options may be granted under the Non-Director Sub-plan; (B) the maximum number of shares of Common Stock with respect to which an eligible person may receive an Option under the Non-Director Sub-plan; and (C) the shares of Common Stock then included in each outstanding Option granted under the Non-Director Sub-plan.

         7.2 OTHER CHANGES IN STOCK. If there is any change, other than as specified in Section 7.1, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, and if the Committee shall, in its discretion, determine that the change equitably requires an adjustment in the number or kind of shares that are subject to outstanding Options or that had been reserved for issuance pursuant to the Non-Director Sub-plan but are not then subject to an Option, those adjustments shall be made by the Committee and shall be effective for all purposes of the Non-Director Sub-plan and each outstanding Option Agreement.

         7.3 APPORTIONMENT OF PRICE. Upon any occurrence described in the preceding Sections 7.1 and 7.2, the total Option Price under any then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased number or changed kinds of securities or other property subject to the Option.

         7.4 RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Common Stock rights to subscribe pro rata for additional shares of Common Stock or for any other securities of the Company or of any other corporation, there shall be added to the number of shares then under option to any Holder, the Common Stock or other securities for which the Holder would have been entitled to subscribe if, immediately before the grant, the Holder had exercised his entire Option, and the Option Price shall be increased by the amount of the price that would have been payable by the Holder for such Common Stock or other securities.

         7.5 GENERAL ADJUSTMENT RULES. No adjustment or substitution provided for in this Section 7 shall require the Company to sell a fractional share under any Option Agreement. Any substitution or adjustment with respect to an Option Agreement shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the Option Price per share in each Option Agreement shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Common Stock or other securities into which the Common Stock subject to the Option may have been changed.

         7.6 DETERMINATION BY THE COMMITTEE. Adjustments under this Section 7 shall be made by the Committee, whose determination with regard to the adjustments shall be final and binding. No fractional shares of Common Stock shall be issued on account of any such adjustment.

    Section 8.  ACCELERATION AND TERMINATION OF OPTIONS
    ---------------------------------------------------

         8.1 DISPOSAL OF ASSETS. If the Company (or its shareholders) enter into an agreement to dispose of all or substantially all of the assets (or of more than 50% of the outstanding capital stock) of the Company by means of sale, merger, reorganization or liquidation, then (i) each outstanding Option shall become exercisable during the fifteen (15) days immediately before the scheduled consummation of the event, with respect to the full number of shares of Common Stock, whether or not vested, that are eligible for purchase under the Option. Any exercise of an Option during the fifteen
    (15) day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, all outstanding Options, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed or replaced by the successor corporation or parent of the successor corporation.

         8.2 NO LIMITATION ON COMPANY'S RIGHTS. The grant of Options under this Non-Director Sub-plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or to sell or transfer all or any part of its business or assets.

    Section 9.  TERM OF NON-DIRECTOR SUB-PLAN
    -----------------------------------------

      Unless sooner terminated in accordance with Section 11 of the Non-Director Sub-plan, the authority to grant Options under the Non-Director Sub-plan shall terminate upon the earlier of (i) July 18, 2000 or (ii) the date on which all shares available for issuance under the Non-Director Sub-plan shall have been issued pursuant to the exercise of Options granted under the Non-Director Sub-plan. If the date of termination is determined by (i) above, then Options outstanding on that date shall continue to have force and effect in accordance with the provision of the instruments evidencing those Options.

    Section 10.  EMPLOYMENT
    -----------------------

         10.1 NO RIGHT TO CONTINUATION OF RELATIONSHIP. Nothing in the Non-Director Sub-plan or in any Option shall confer upon any employee the right to continue in the employment of the Company, or confer upon any Service Provider employee the right to continue in the employment of the Service Provider employer, or confer upon any Service Provider the right to continue to provide services to the Company, or confer upon any director, the right to continue as a director of the Company. Moreover, nothing in the Non-Director Sub-plan or in any Option shall interfere with or restrict in any way the rights of the Company to discharge any employee or to terminate the service arrangement with any Service Provider at any time for any reason whatsoever, with or without good cause, or shall interfere with or restrict in any way the rights of the Company's shareholders to remove a director pursuant to the provisions of the California General Corporation Law.

         10.2 DISCRETION OF COMMITTEE. The Committee, in its discretion, shall determine the effect of all matters and questions relating to a Termination of Relationship, including without limitation the question of whether a Termination of Relationship resulted from Total Disability, and all questions of whether a particular leave of absence constitutes a Termination of Relationship.

    Section 11.  AMENDMENT OF THE NON-DIRECTOR SUB-PLAN
    ---------------------------------------------------

         11.1 AUTHORITY OF THE BOARD. Except as set forth in this Section, the Board shall have complete and exclusive power and authority to terminate the Non-Director Sub-plan or to amend or modify the Non-Director Sub-plan in any or all respects whatsoever, including the right to amend and rescind rules and regulations to relating to the Non-Director Sub-plan. Nevertheless, no amendment or modification may adversely affect rights and obligations with respect to Options then outstanding under the Non-Director Sub-plan.

         11.2 AMENDMENTS FOR TAX PURPOSES. The Board retains the right (but shall have no obligation) to amend or modify the terms and provisions of the Non-Director Sub-plan and of the outstanding Options under the Non-Director Sub-plan to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other federal, state or local statutes or regulations that become effective after the Effective Date of this Non-Director Sub-plan.

         11.3 LIMITATIONS ON AUTHORITY OF THE BOARD. Notwithstanding the provisions of Sections 11.1 and 11.2, the Board shall not, without the approval of shareholders holding a majority of the Company's then outstanding shares of Common Stock, increase the maximum number of shares issuable under the Non-Director Sub-plan, except for permissible adjustments under Sections 7 and 8, modify the requirements as to the classes of persons eligible to be granted Options, or materially increase the benefits accruing to Holders under the Non-Director Sub-plan. Nevertheless, if, in the opinion of the Board, shareholder approval of the changes described in this
    Section 11 is no longer needed pursuant to the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange (or any stock exchange on which the Common Stock is listed at the time the changes are made), then shareholder approval of the changes described in this
    Section 11.3 shall not be required.

    Section 12.  USE OF PROCEEDS
    ----------------------------

      The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options granted under the Non-Director Sub-plan shall be used for general corporate purposes.

    Section 13.  GENERAL PROVISIONS
    -------------------------------

         13.1 WITHHOLDING. With respect to any and all federal, state and local income and employment tax withholding requirements applicable to the exercise of Options under the Non-Director Sub-plan, Holders shall permit the Company to withhold any sums required from any amounts otherwise owed to the Holders and will be required promptly to reimburse the Company for payments in excess of amounts otherwise owed.

         13.2 EFFECTIVE DATE. The Non-Director Sub-plan shall become effective as of August 31, 1992 and shall expire on July 18, 2000. No Options may be granted under the Non-Director Sub-plan after July 18, 2000, but Options granted on or before that date may be exercised according to the terms of the applicable Option Agreement and shall continue to be governed by and interpreted consistent with the terms of this Non-Director Sub-plan.

         13.3 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Non-Director Sub-plan, the grant and exercise of Options under the Non-Director Sub-plan, and the obligation of the Company to sell and deliver shares under the Options, shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by a government or regulatory agency that may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock before (i) the listing of the shares on any stock exchange on which the Common Stock may then be listed or (ii) the completion of any registration or qualification of the shares under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

         13.4 SECTION HEADINGS. The section headings are included in this Non-Director Sub-plan for convenience only and shall have no effect on the interpretation of the Non-Director Sub-plan.


      Adopted by the Board effective August 31, 1992.


                                     STORAGE EQUITIES, INC.

                            STORAGE EQUITIES, INC.
                            1990 STOCK OPTION PLAN
                  II.  OUTSIDE DIRECTOR STOCK OPTION SUB-PLAN


    Section 1.  THE OUTSIDE DIRECTOR SUB-PLAN
    -----------------------------------------

         1.1 PURPOSE OF THE OUTSIDE DIRECTOR SUB-PLAN. This Outside Director Stock Option Sub-plan, a sub-plan of the 1990 Stock Option Plan (the "Outside Director Sub-plan"), is intended to permit the grant of stock options to non-employee directors of Storage Equities, Inc., a California corporation (the "Company"). The underlying objectives that the Outside Director Sub-plan seeks to accomplish are both to attract and retain on the Company's Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

         1.2 THE OPTIONS. The options granted under this Outside Director Sub-plan (the "Options" or individually, the "Option") are options to purchase shares of the Company's common stock, $.10 par value (the "Common Stock").

         1.3 NONQUALIFIED OPTIONS. The Options granted under this Outside Director Sub-plan are non-qualified options that will not be treated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, upon exercise of an Option, each holder of an Option (a "Holder"), will recognize taxable income equal to the excess of the fair market value of the Common Stock received over the Option Price.

    Section 2.  CERTAIN DEFINITIONS
    -------------------------------

         The following terms have the following meanings as used in this Outside Director Sub-plan:

         "Adviser" means Public Storage Advisers, Inc., a California corporation, which acts as the adviser to the Company.

         "Board" means the Company's Board of Directors.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee of two or more employee directors appointed by the Board.

         "Common Stock" means shares of the Company's common stock, $.10 par value.

         "Effective Date" means the date on which the Outside Director Sub-plan was adopted by the Board.

         "Exercise Date" means the date on which the Company receives a Holder's Notice of Exercise and payment in full of the Option Price.

         "Fair Market Value" means the closing price of a share of Common Stock as reported on the New York Stock Exchange (or other national securities exchange on which the Common Stock is listed) on the date of grant. If no closing price is reported, or if the Common Stock is not listed on a national securities exchange on the date of grant, then Fair Market Value shall mean the average of the high and low sale prices (or if no sale prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or, if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Committee taking into consideration those factors affecting or reflecting value that they deem appropriate.

         "Holder" means an Outside Director to whom an Option is granted.

         "Non-Director Sub-plan" means the Company's Non-Director Stock Option Sub-plan, a sub-plan of the Company's 1990 Stock Option Plan, which was adopted by the Board effective August 31, 1992.

         "Notice of Exercise" means the written notice of a Holder's exercise of an Option, specifying the number of shares of Common Stock as to which the Option is so exercised.

         "Option" means an option to purchase Common Stock of the Company granted under the Outside Director Sub-plan.

         "Option Agreement" means a written agreement between the Company and a Holder offering an Option and setting forth the terms and conditions of the Option, in such form as the Committee may from time to time adopt.

         "Option Price" means the price to be paid upon exercise of an Option.

         "Outside Director" means a director of the Company who is not affiliated with the Adviser.

         "Prior Plan" means the Company's 1990 Stock Option Plan as then in effect for options granted prior to August 31, 1992.

         "Termination of Relationship" means the date on which the directorship of the Holder is terminated for any reason, whether voluntary or involuntary.

         "Total Disability" of a person means the person's physical or mental incapacity, through illness or other cause, to perform the majority of his or her duties for a period exceeding 90 days, based upon a certificate of incapacity by, in the discretion of the Committee, either the person's regularly attending physician or a duly-licensed physician selected by the Committee. In making the determination as to a person's total disability, the Committee shall consider the definition found in Section 422(c)(6) of the Code.

    Section 3.  ADMINISTRATION OF THE OUTSIDE DIRECTOR SUB-PLAN

         3.1 THE COMMITTEE. The Outside Director Sub-plan shall be administered by a committee composed of not fewer than two employee directors who shall be appointed by and serve at the pleasure of the Board (the "Committee").

         3.2  GENERAL AUTHORITY OF THE COMMITTEE.  Except as set forth in
    Section 3.4, the Committee is authorized to adopt those rules and regulations and to take those actions that it shall consider necessary or advisable for the proper administration of the Outside Director Sub-plan and to construe, interpret and administer the Outside Director Sub-plan and the Options. Decisions of the Committee shall be final and binding upon the Company, the Holders and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Outside Director Sub-plan, an Option or an Option Agreement.

         3.3 SPECIFIC AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Outside Director Sub-plan set forth elsewhere and except as limited by
    Section 3.4, the Committee shall have the authority, in its sole discretion, to:

              (a) Determine (subject to Sections 3.4 and 6.1) the terms of Options granted under the Outside Director Sub-plan;

              (b) Determine (subject to Sections 3.4 and 6.1) the number of shares of Common Stock for which Options shall be granted and the times at which Options shall be granted;

              (c) Determine the Option Price of the shares of Common Stock subject to each Option;

              (d) Determine (subject to Sections 3.4 and 6) the time or times when each Option shall become exercisable and the duration of the exercise period; and

              (e) Interpret the Outside Director Sub-plan and prescribe, amend and rescind rules and regulations relating to it in accordance with Section 3.2.

         3.4 LIMITATION ON AUTHORITY OF THE COMMITTEE. Notwithstanding anything to the contrary in Sections 3.2 or 3.3 or elsewhere in this Outside Director Sub-plan, the Committee shall have no authority, discretion or power to alter any terms or conditions specified in Section 6 of the Outside Director Sub-plan.

         3.5 QUORUM. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or participating by the means described in the last sentence of this Section 3.5, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. The Committee shall keep minutes of its meetings. One or more members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment so long as each member participating in the meeting can hear each other.

    Section 4.  ELIGIBILITY FOR GRANTS
    ----------------------------------

         Outside Directors shall be eligible for and granted Options under this Outside Director Sub-plan as set forth in Section 6. Directors who are not Outside Directors shall not be eligible for and shall not be granted Options under this Outside Director Sub-plan.

    Section 5.  STOCK SUBJECT TO THE OUTSIDE DIRECTOR SUB-PLAN
    ----------------------------------------------------------

         The Common Stock to be issued pursuant to the Outside Director Sub-plan shall be shares of authorized but unissued Common Stock of the Company or authorized and issued shares of Common Stock that have been reacquired by the Company. The Company shall not be required under any circumstances to issue fractional shares pursuant to the Outside Director Sub-plan. If an Option lapses or expires or if an Option is surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised, the shares of Common Stock that are no longer subject to the Option shall be available for future Options under the Outside Director Sub-plan. At all times during the life of any outstanding Options, the Company shall retain as authorized and unissued shares or treasury shares at least the number of shares of Common Stock from time to time included in the outstanding Options, or shall otherwise assure itself of its ability to perform its obligations under the Outside Director Sub-plan. The total number of shares of Common Stock that may be purchased pursuant to (a) Options granted under this Outside Director Sub-plan, and (b) options granted (not including options granted that lapse, expire, or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) to Outside Directors under the Prior Plan, shall not exceed the lesser of (a) 200,000 or (b) 500,000 minus the sum of (x) the number of shares of Common Stock for which Options have been granted (not including Options granted that lapse, expire or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) under the Non-Director Sub-plan, and (y) the number of shares of Common Stock for which options have been granted (not including options granted that lapse, expire or are surrendered, terminated or cancelled, in whole or in part, for any reason, without having been fully vested or exercised) to participants other than Outside Directors under the Prior Plan, except as that number of shares may be adjusted from time to time after the Effective Date in accordance with the provisions of Section 7 of this Outside Director Sub-plan.

    Section 6.  OPTIONS
    -------------------

         6.1 GRANT OF OPTIONS TO OUTSIDE DIRECTORS. Each person who is an Outside Director of the Company on the Effective Date or who becomes an Outside Director of the Company after the Effective Date shall be granted Options to purchase Common Stock under the Outside Director Sub-plan as described in this Section 6.1

              (a) NEW OUTSIDE DIRECTORS. Each person who is first elected an Outside Director of the Company after the Effective Date will be granted prior to but effective as of the date of his or her election as an Outside Director an Option to purchase up to 15,000 shares of Common Stock. The number of shares subject to each such Option will be fixed by the Committee before the date of the person's election as an Outside Director.

              (b) FUTURE GRANTS. On the date of each annual meeting of shareholders (after the adjournment of the annual meeting), each Outside Director (if he continues to serve in such capacity) shall be granted an Option to purchase up to 5,000 shares of Common Stock. If any Options are granted to Outside Directors on any such date, each Outside Director shall receive an Option to purchase an identical number of shares of Common Stock.

         6.2 OPTION AGREEMENTS. Each Option granted under the Outside Director Sub-plan shall be evidenced by a separate, written agreement between the Company and the Outside Director to whom the Option is granted (the "Holder") in such form as the Committee may from time to time adopt (the "Option Agreement"). The Committee shall specify with respect to each Option the date of grant, and the Option Agreement shall be dated as of that date. If the Holder fails to accept the Option within one hundred twenty
    (120) days from the date of grant, the grant shall be deemed withdrawn and the Option shall be deemed terminated.

         6.3 TERMS AND CONDITIONS OF OPTIONS. All Options shall be subject to the following terms and conditions:

              (a) OPTION PRICE. The Option Price of a share of Common Stock covered by a an Option shall be fixed by the Committee and shall be equal to 100% of the Fair Market Value (as defined) of a share of

    Common Stock on the date of grant. The Option Price shall not be less than $0.10 per share of Common Stock.

              (b) OPTION VESTING. Options shall vest in installments according to the following schedule.

                    Years from                      Number of
                   Date of Grant                  Shares Vested
                   -------------                  -------------

                 Less than One Year                     0

                   One Year but                33-1/3% of the total
                Less than Two Years          number of shares vested

                  Two Years but                66-2/3% of the total
              Less than Three Years          number of shares vested

               Three Years or More              100% of the total
                                             number of shares vested

              (c) OPTION TERM. An Option may be exercised at any time during the five-year period beginning on the date the Option first became exercisable. An Option that has not been exercised shall expire on the fifth anniversary of the date it vested. Thus, one-third of the Options terminate six years from the date of grant, one-third of the Options terminate seven years from the date of grant and one-third of the Options terminate eight years from the date of grant. No Option shall be exercisable after the eighth anniversary of the date of grant.

              (d) EXERCISE OF OPTIONS. A Holder may exercise Options with respect to all or a portion of the shares of Common Stock covered by Options then subject to exercise, as follows:

                        (1) NOTICE OF EXERCISE. The Holder shall give written notice of his exercise of an Option(the "Notice of Exercise") to the Secretary of the Company, specifying the number of shares of Common Stock as to which the Option is so exercised and providing the Holder's correct mailing address. Exercises by a Holder's heir or the representative of a Holder's estate must be accompanied by evidence of the authority of the heir or representative to so act, in form reasonably satisfactory to the Company. Any partial exercise of Options shall be made only in multiples of one hundred (100) shares of Common Stock. Upon receipt by the Company of a Holder's Notice of Exercise, the Option Price shall become immediately due and shall be payable in full by cash or check payable to the Company's order. The date on which the Company receives the Notice of Exercise and payment in full of the Option Price shall be deemed the "Exercise Date."

                        (2) WRITTEN REPRESENTATIONS. If requested by the Committee, the Notice of Exercise or another writing signed by the Holder or his legal representative shall contain (i) a representation that the Common Stock is being purchased for investment purposes only, (ii) an agreement not to sell any Common Stock so purchased in any manner that is in violation of the Securities Act of 1933, as amended (the "Act"), (iii) any representations or agreements as may be necessary or desirable, in the Committee's sole discretion, to effect compliance with the Act and any other federal and state securities laws and regulations, and (iv) any other assurances as may be deemed advisable by the Committee.

              (3) ISSUANCE OF CERTIFICATE. Upon proper exercise of an Option and receipt of payment in full of the Option Price, a properly executed certificate or certificates representing the Common Stock shall be delivered to the Holder.

              (e) NONTRANSFERABILITY OF OPTIONS. No Option granted under the Outside Director Sub-plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Holder, an Option is exercisable only by the Holder or the Holder's guardian or legal representative. An Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.

              (f) NO SHAREHOLDER RIGHTS. A Holder shall have none of the rights of a shareholder with respect to any shares covered by an Option until the Holder has duly exercised the Option and paid the Option Price in full.

              (g) TERMINATION OF RELATIONSHIP.  Subject to subsections (1) and
    (2) below, upon a Holder's Termination of Relationship (as defined), all nonvested Options and all vested but unexercised Options held by the Holder shall expire at the close of business on the 30th day after the date of the Termination of Relationship.

              (1) DEATH OF HOLDER. All Options granted to a Holder that are not yet fully vested on the date of the Holder's death shall become fully vested on that date. Those Options, along with all other vested but unexercised Options held by the Holder, may then be exercised by the personal representative of the Holder's estate or by the person or persons to whom the Option is transferred pursuant to the Holder's will or in accordance with the laws of descent or distribution. The exercise of the Options must occur before the earlier of (i) the specified expiration date of the Options or (ii) the first anniversary of the Holder's death. Upon the occurrence of the earlier event, the Option shall terminate and cease to be exercisable.

              (2) DISABILITY. All Options granted to a Holder that are not yet fully vested on the date of the Holder's Total Disability (as defined) shall become fully vested on that date. Those Options, along with all other vested and unexercised Options held by the Holder, may then be exercised by the Holder or Holder's legal representative. The exercise of the Options must occur before the earlier of (i) the specified expiration date of the Options or (ii) the first anniversary of the date of the Holder's Total Disability. Upon the occurrence of the earlier event, the Options shall terminate and cease to be exercisable. Total Disability shall be determined by the Committee consistent with the definition found in Section 422(c)(6) of the Code. The Committee's decision as to whether a Holder has experienced Total Disability shall be final and binding.

           6.4 CANCELLATION AND NEW GRANT OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Holders, the cancellation of any or all outstanding Options under the Outside Director Sub-plan and to grant in substitution for those Options new Options under the Outside Director Sub-plan covering the same or different numbers of shares of Common Stock.

    Section 7.  ADJUSTMENTS
    -----------------------

           7.1 ADJUSTMENTS BY STOCK SPLIT, STOCK DIVIDEND, ETC. If any change is made to the Common Stock issuable under the Outside Director Sub-plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination or exchange of shares, or other similar change in the Company's capital structure), then, unless the change results in the termination of all outstanding Options, the Committee shall make appropriate adjustments to the number and/or class of shares that may be issued or granted or issued on exercise of Options, all to preserve, but not to increase, the benefits under the Options. In that case, the numbers, rights and privileges of the following shall be increased or decreased in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of the occurrence: (A) the shares of Common Stock with respect to which Options may be granted under the Outside Director Sub-plan; (B) the maximum number of shares of Common Stock with respect to which an Outside Director may receive an Option under the Outside Director Sub-plan; and (C) the shares of Common Stock then included in each outstanding Option granted under the Outside Director Sub-plan.

           7.2 OTHER CHANGES IN STOCK. If there is any change, other than as specified in Section 7.1, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, and if the Committee shall, in its discretion, determine that the change equitably requires an adjustment in the number or kind of shares that are subject to outstanding Options or that had been reserved for issuance pursuant to the Outside Director Sub-plan but are not then subject to an Option, those adjustments shall be made by the Committee and shall be effective for all purposes of the Outside Director Sub-plan and each outstanding Option Agreement.

           7.3 APPORTIONMENT OF PRICE. Upon any occurrence described in the preceding Sections 7.1 and 7.2, the total Option Price under any then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased number or changed kinds of securities or other property subject to the Option.

           7.4 RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Common Stock rights to subscribe pro rata for additional shares of Common Stock or for any other securities of the Company or of any other corporation, there shall be added to the number of shares then under option to any Holder, the Common Stock or other securities for which the Holder would have been entitled to subscribe if, immediately before the grant, the Holder had exercised his entire Option, and the Option Price shall be increased by the amount of the price that would have been payable by the Holder for such Common Stock or other securities.

           7.5 GENERAL ADJUSTMENT RULES. No adjustment or substitution provided for in this Section 7 shall require the Company to sell a fractional share under any Option Agreement. Any substitution or adjustment with respect to an Option Agreement shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the Option Price per share in each Option Agreement shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Common Stock or other securities into which the Common Stock subject to the Option may have been changed.

           7.6     DETERMINATION BY THE COMMITTEE.  Adjustments under this
    Section 7 shall be made by the Committee, whose determination with regard to the adjustments shall be final and binding. No fractional shares of Common Stock shall be issued on account of any such adjustment.

    Section 8.  ACCELERATION AND TERMINATION OF OPTIONS
    ---------------------------------------------------

           8.1 DISPOSAL OF ASSETS. If the Company (or its shareholders) enter into an agreement to dispose of all or substantially all of the assets (or of more than 50% of the outstanding capital stock) of the Company by means of sale, merger, reorganization or liquidation, then (i) each outstanding Option shall become exercisable during the fifteen (15) days immediately before the scheduled consummation of the event, with respect to the full number of shares of Common Stock, whether or not vested, that are eligible for purchase under the Option. Any exercise of an Option during the fifteen (15) day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, all outstanding Options, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed or replaced by the successor corporation or parent of the successor corporation.

           8.2 NO LIMITATION ON COMPANY'S RIGHTS. The grant of Options under this Outside Director Sub-plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or to sell or transfer all or any part of its business or assets.

    Section 9.  TERM OF OUTSIDE DIRECTOR SUB-PLAN
    ---------------------------------------------

      Unless sooner terminated in accordance with Section 11 of the Outside Director Sub-plan, the authority to grant Options under the Outside Director Sub-plan shall terminate upon the earlier of (i) July 18, 2000 or (ii) the date on which all shares available for issuance under the Outside Director Sub-plan shall have been issued pursuant to the exercise of Options granted under the Outside Director Sub-plan. If the date of termination is determined by (i) above, then Options outstanding on that date shall continue to have force and effect in accordance with the provision of the instruments evidencing those Options.

    Section 10.  EMPLOYMENT
    -----------------------

           10.1 NO RIGHT TO CONTINUATION OF RELATIONSHIP. Nothing in the Outside Director Sub-plan or in any Option shall confer upon any director, including an Outside Director, the right to continue as a director of the Company. Moreover, nothing in the Outside Director Sub-plan or in any Option shall interfere with or restrict in any way the rights of the Company's shareholders to remove a director pursuant to the provisions of the California General Corporation Law.

           10.2 DISCRETION OF COMMITTEE. The Committee, in its discretion, shall determine the effect of all matters and questions relating to a Termination of Relationship, including without limitation the question of whether a Termination of Relationship resulted from Total Disability, and all questions of whether a particular leave of absence constitutes a Termination of Relationship.

    Section 11.  AMENDMENT OF THE OUTSIDE DIRECTOR SUB-PLAN
    -------------------------------------------------------

           11.1 AUTHORITY OF THE BOARD. Except as set forth in this Section, the Board shall have complete and exclusive power and authority to terminate the Outside Director Sub-plan or to amend or modify the Outside Director Sub-plan in any or all respects whatsoever, including the right to amend and rescind rules and regulations to relating to the Outside Director Sub-plan. Nevertheless, no amendment or modification may adversely affect rights and obligations with respect to Options then outstanding under the Outside Director Sub-plan.

           11.2 AMENDMENTS FOR TAX PURPOSES. The Board retains the right (but shall have no obligation) to amend or modify the terms and provisions of the Outside Director Sub-plan and of the outstanding Options under the Outside Director Sub-plan to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other federal, state or local statutes or regulations that become effective after the Effective Date of this Outside Director Sub-plan.

           11.3 LIMITATIONS ON AUTHORITY OF THE BOARD. Notwithstanding the provisions of Sections 11.1 and 11.2, the Board shall not, without the approval of shareholders holding a majority of the Company's then outstanding shares of Common Stock, increase the maximum number of shares issuable under the Outside Director Sub-plan, except for permissible adjustments under Sections 7 and 8, modify the requirements as to the classes of persons eligible to be granted Options, or materially increase the benefits accruing to Holders under the Outside Director Sub-plan. Nevertheless, if, in the opinion of the Board, shareholder approval of the changes described in this Section 11 is no longer needed pursuant to the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange (or any stock exchange on which the Common Stock is listed at the time the changes are made), then shareholder approval of the changes described in this Section 11.3 shall not be required.

    Section 12.  USE OF PROCEEDS
    ----------------------------

      The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options granted under the Outside Director Sub-plan shall be used for general corporate purposes.

    Section 13.  GENERAL PROVISIONS
    -------------------------------

           13.1 WITHHOLDING. With respect to any and all federal, state and local income and employment tax withholding requirements applicable to the exercise of Options under the Outside Director Sub-plan, Holders shall permit the Company to withhold any sums required from any amounts otherwise owed to the Holders and will be required promptly to reimburse the Company for payments in excess of amounts otherwise owed.

           13.2 EFFECTIVE DATE. The Outside Director Sub-plan shall become effective as of August 31, 1992 and shall expire on July 18, 2000. No Options may be granted under the Outside Director Sub-plan after July 18, 2000, but Options granted on or before that date may be exercised according to the terms of the applicable Option Agreement and shall continue to be governed by and interpreted consistent with the terms of this Outside Director Sub-plan.

           13.3 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Outside Director Sub-plan, the grant and exercise of Options under the Outside Director Sub-plan, and the obligation of the Company to sell and deliver shares under the Options, shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by a government or regulatory agency that may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock before (i) the listing of the shares on any stock exchange on which the Common Stock may then be listed or (ii) the completion of any registration or qualification of the shares under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

           13.4 SECTION HEADINGS. The section headings are included in this Outside Director Sub-plan for convenience only and shall have no effect on the interpretation of the Outside Director Sub-plan.


           Adopted by the Board effective August 31, 1992.


                                     STORAGE EQUITIES, INC.